EXHIBIT 10.1 TO 10-Q     [LOGO]      MALLEY ASSOCIATES CAPITAL MANAGEMENT, INC.

CONTRACT FOR ASSET MANAGEMENT SERVICES

     By this agreement, Data Systems & Software Inc. (the "Client") retains Malley Associates Capital Management for the types of asset management services indicated below:

_______  Equities

___X___  Balanced

_______  Fixed Income


ACCOUNT PORTFOLIO MANAGEMENT.

         The Client retains Malley Associates Capital Management, Inc. ("MACM") for discretionary asset management services beginning as of March 6, 2001. Equity portfolios may include U.S. common stocks, American Depository Receipts, and options on U.S. common stocks. Fixed income portfolios may include debt obligations of the U.S. Treasury and U.S. Federal Government Agencies, and corporate and municipal bonds. Balanced portfolios may include all of the types of securities mentioned above. The account may also include mutual fund portfolios in any asset class. All portfolios may also include money market mutual funds and short-term money market instruments, in addition to the securities mentioned above.

         SERVICES. MACM will make decisions as to which securities will be bought or sold for the Client's account at Charles Schwab & Co., Inc. and any accounts subsequently designated, and will be granted the authority to do so by means of the Client granting MACM a limited power of attorney for the account(s). MACM will act as the Client's agent and attorney-in-fact and will have complete discretion and authority to manage these accounts without prior consultation with the Client. Accordingly, MACM will be authorized to perform the following, at the Client's expense and without further approval from the
Client: (1) to make all investment decisions; (2) to buy, sell and otherwise trade in securities; (3) to issue instructions to the custodian of the account for operational matters such as settlements and redemptions; (4) to select brokers or dealers to execute transactions. There is no guarantee that any particular level of investment performance will be achieved.


                                     -more-


         ONE HUNDRED PARK AVENUE, SUITE 1600, NEW YORK, NEW YORK 10017
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               [LOGO] MALLEY ASSOCIATES CAPITAL MANAGEMENT, INC.

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         MACM reserves the right to serve multiple clients. The advice given to one client, and its timing may differ from that given another. MACM has no obligation to make similar recommendations to each client or to recommend securities bought or sold by MACM employees for their own accounts to any client. Orders for client accounts may be executed at different times and different prices.

         The Client agrees that, any dispute of any kind, nature or description between the parties hereto with respect to, relating to or arising out of the provisions of this Agreement, shall at either party's election, which election may be made at any time prior to the commencement of a judicial proceeding by such party, or in the event instituted by the other party, at any time prior to the last day to answer and/or respond to a summons and/or complaint made by such other party, be submitted to arbitration before the American Arbitration Association, in accordance with the rules then pertaining of the American Arbitration Association. Any such arbitration shall be conducted in New York, N.Y. and judgment upon the award may be entered in any court having jurisdiction thereof. The Client consents to the jurisdiction over it of all state and federal courts located within the State of New York in any legal proceedings that may be brought in connection with a legal claim and/or arbitration award. Either party may elect to enforce its rights against the Client in any other court having jurisdiction.

                                     -more-



         ONE HUNDRED PARK AVENUE, SUITE 1600, NEW YORK, NEW YORK 10017
                        o 212 880-2604 o Fax 212 880-6499

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               [LOGO] MALLEY ASSOCIATES CAPITAL MANAGEMENT, INC.

                                       4


         The Client agrees that service of process of any legal proceedings that may be brought in connection herewith may be effected by mail to the Client's last mailing address listed in the records of MACM. Any disagreement, whether arbitrated or adjudicated, shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements wholly to be performed therein, and venue shall be proper in New York County, New York.


                                              /s/ George Morgenstern
                                              ----------------------------------
                                              George Morgenstern, Chairman DSSI

                                              March 6, 2001
                                              ----------------------------------
                                              Date

                                              /s/ Susan L. Malley
                                              ----------------------------------
                                              Signature for Malley Associates
                                               Capital Management, Inc.
                                                Susan L. Malley, President

                                              March 6, 2001
                                              ---------------------------------
                                              Date



         ONE HUNDRED PARK AVENUE, SUITE 1600, NEW YORK, NEW YORK 10017
                        o 212 880-2604 o Fax 212 880-6499


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               [LOGO] MALLEY ASSOCIATES CAPITAL MANAGEMENT, INC.




                                   Exhibit I
                              Annual Fee Schedule

                         Discretionary Asset Management
                   Equity, Balanced and Fixed Income Accounts

                                Fees Per Account

                           Accounts Under $1 Million
                           -------------------------
         Assets                             To               Ann'l Fee
---------------------------          --------------   ---------------------
First          $250,000                                        1.50%
Next            250,000                 $500,000               1.25%
Next            250,000                  750,000               1.00%
Next            249,999                  999,999               0.75%

                        Accounts of $1 Million and Above
                        --------------------------------

         Assets                             To               Ann'l Fee
---------------------------          --------------   ---------------------
First        $3 Million                                        1.00%
Next          2 Million                $5 Million              0.90%
Next          5 Million                10 Million              0.80%

Minimum Account Size: $350,000




     ONE HUNDRED PARK AVENUE, SUITE 1600, NEW YORK, NEW YORK 10017
                        o 212 880-2604 o Fax 212 880-6499